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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 1999


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 1999, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-2)


                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------


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             (Exact name of registrant as specified in its charter)

           Delaware                   333-39127               33-3416059
           --------                   ---------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

World Financial Center -- North Tower
250 Vesey Street
New York, New York                                               10281
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 449-1000


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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On April 29, 1999, a single series of certificates, entitled Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Depositor"), Cendant Mortgage Corporation ("Cendant") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $212,264,479 as of February 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Bishop's Gate Purchase Agreement"), dated April 26, 1999, among the Depositor, Cendant and Bishop's Gate Residential Mortgage Trust and the Mortgage Loan Purchase Agreement (the "Cendant Purchase Agreement") dated April 26, 1999 between the Company and Merrill Lynch Mortgage Investors, Inc. The Certificates were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated., an affiliate of the Depositor, pursuant to an underwriting agreement, dated April 26, 1999, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  The Certificates have the following initial Certificate Balances and initial Pass- Through Rates:


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                         Initial Certificate
    Class                 Principal Balance                  Pass-through Rate
    -----                 -----------------                  -----------------
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     A-1                     $102,000,000                     6.50% per annum
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     A-2                     $ 13,806,808                     6.50% per annum
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     A-3                     $ 20,227,768                     6.50% per annum
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     A-4                     $ 54,786,000                     6.50% per annum
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     A-5                     $ 11,457,000                     6.50% per annum
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    A-IO                     $181,024,414 (1)                       N/A
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    A-PO                     $    965,563                           N/A
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      M                      $  4,457,554                     6.50% per annum
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     B-1                     $  1,910,380                     6.50% per annum
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     B-2                     $    849,058                     6.50% per annum
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     B-3                     $    742,926                     6.50% per annum
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     B-4                     $    424,529                     6.50% per annum
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                                       -3-



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     B-5                     $     636,793                    6.50% per annum

      R                      $      100.00                    6.50% per annum
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(1)  Notional Amount

                  The Certificates (except for the Class B-3, B-4 and B-5 Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated March 23, 1999, and the Prospectus Supplement, dated April 26, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 3, B-4 and B-5 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



          Exhibit No.                        Description
          -----------                        -----------

             4.1 Pooling and Servicing Agreement, dated as of April 1, 1999, by and among Merrill Lynch Mortgage
                                   Investors, Inc. as Depositor,
                                   Cendant Mortgage Corporation as
                                   Master Servicer and Norwest Bank
                                   Minnesota, National Association as
                                   Trustee, relating to the Series
                                   1999-2 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 1999

                                      MERRILL LYNCH MORTGAGE INVESTORS,
                                      INC.



                                      By: /s/ John Winchester
                                          --------------------------------------
                                      Name:   John Winchester
                                      Title:  Vice President






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                                Index to Exhibits
                                -----------------



       Exhibit No.                           Description
       -----------                           -----------

           4.1 Pooling and Servicing Agreement, dated as of April 1, 1999, by and among Merrill Lynch Mortgage Investors, Inc. as Depositor, Cendant Mortgage Corporation as Master Servicer and Norwest Bank Minnesota, National Association as Trustee, relating to the Series 1999-2 Certificates.